HUBCO, INC.
                                POWER OF ATTORNEY
                                    FORM S-4


         KNOW  ALL MEN BY THESE  PRESENTS,  that  each  person  whose  signature appears below constitutes and appoints Kenneth T. Neilson and D. Lynn Van Borkulo-Nuzzo, as their attorney-in-fact, with power of substitution, for him or her in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of HUBCO, Inc. (SEC File No. 333-48139) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



                  Signature                                     Title                     Date


KENNETH T. NEILSON                                  Chairman, President, Chief       March 16, 1998
------------------------------------------         Executive Officer and Director
(Kenneth T. Neilson)


ROBERT J. BURKE                                              Director                March 16, 1998
-------------------------------------------
(Robert J. Burke)


DONALD P. CALCAGNINI                                         Director                March 16, 1998
-------------------------------------------
(Donald P. Calcagnini)


JOAN DAVID                                                   Director                March 16, 1998
-------------------------------------------
(Joan David)


                                                              Director                March  , 1998
-------------------------------------------
(Thomas R. Farley)


BRYANT D. MALCOLM                                            Director                March 16, 1998
-------------------------------------------
(Bryant D. Malcolm)


                                                              Director                March   , 1998
-------------------------------------------
(David S. Rosow)


W. PETER McBRIDE                                             Director                March 16, 1998
-------------------------------------------
(W. Peter McBride)


CHARLES F.X. POGGI                                           Director                March 16, 1998
--------------------------------------------
(Charles F.X. Poggi)


JAMES E. SCHIERLOH                                           Director                March 16, 1998
--------------------------------------------
(James E. Schierloh)


JOHN H. TATIGIAN                                             Director                March  16, 1998
--------------------------------------------
(John H. Tatigian)


                                                             Director                March   , 1998
-------------------------------------------
(Sister Grace Frances Strauber)

                                                 Executive Vice President and Chief
JOSEPH F. HURLEY                                        Financial Officer            March 16, 1998
-------------------------------------------
(Joseph F. Hurley)


CHRIS A. WITKOWSKI                                          Controller               March 16, 1998
-------------------------------------------
(Chris A. Witkowski)
